UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: April 30, 2021

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

TS&W Equity Portfolio

The Advisors’ Inner Circle Fund

Semi-Annual Report	April 30, 2021

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-866-4TSW-FUN.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-4TSW-FUN. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Thompson, Siegel & Walmsley LLC Funds if you invest directly with the Fund.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2021

The Fund files its complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2021
(Unaudited)

Dear Shareholders:

We are pleased to provide you with our semi-annual report for the period ended April 30, 2021 for the TSW Equity Portfolio (“Portfolio”) managed by Thompson, Siegel & Walmsley LLC (“TSW”).

On April 30, 2021 the Equity Portfolio’s value was $39,636,469.23 Our long-term goal for the Portfolio is to provide returns that exceed our benchmark indexes over a complete economic or market cycle.

Participants in this Portfolio include the TSW retirement plan, TSW investment advisory clients, and others seeking investment management direction from TSW. We encourage our clients to pursue a balanced investment approach, and where appropriate, utilize this Portfolio to achieve their specific investment objectives. The Portfolio is managed by the TSW team of investment professionals utilizing a value investment philosophy. Our investment teams utilize a consistent investment process in managing all client portfolios.

Our equity portfolio managers use a unique four-factor quantitative screen combined with rigorous fundamental research conducted by experienced teams of analysts who are trying to answer three questions: Why is the stock inexpensive? What are the catalysts for change? And, how attractive is the opportunity relative to the risks?

During the six-month period ending April 30, 2021 the TSW Equity Portfolio returned 37.97% after fees and expenses while the Russell 1000 Value was up 36.31%. The market climate has seen exaggerated valuation multiples, and the continuous climb makes us weary of inefficient markets and overpriced stocks. We have been fortunate, however, to see value come back into favor in 2021, providing us with some much-needed tailwinds to the growth heavy environment we have witnessed in recent years. Despite macro-environment trends, we focus our attention to bottom-up, fundamental analysis and seek value through idiosyncratic stock selection which has generated the majority of outperformance during this period.

Top contributors during the aggregate six-month period were Technology and Health Care. Within Technology, the portfolio benefitted notably from our stock selection driven by positions in Interactive Corp. (IAC) and Applied Materials, Inc. IAC, a conglomerate of internet and media companies, continued its move higher driven by positive sentiment from the expected spin-off from one of their media companies and improving fundamentals in the overall business. We sold shares into strength in the first quarter. Applied Materials, a semiconductor equipment producer, witnessed top-line growth in its core semiconductor equipment business,

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2021
(Unaudited)

and continues to remain attractively valued given the positive demand backdrop for semiconductors, high quality management team, and strong balance sheet. Within Health Care, both our underweight allocation and stock selection contributed positively to relative return, with Biogen Inc. and Cigna Pharmaceuticals as the top contributors. Biogen, a biopharmaceutical company, has continued to manage costs well and received a positive reaction from the market on its potential approval of a new drug treating Alzheimer’s. Cigna, a global health services company, continued to execute well with strong growth in the benefit management and medical insurance segments.

The primary detractors for the six-month period were Energy and Industrials. Within Energy, relative detraction was almost exclusively attributed to our underweight allocation to oil producers as we have found more attractive risk/reward cases across an oilfield services company, a pipeline operator, and a refiner. The only holding that was a relative detractor was our position in pipeline operator, Williams Co. Williams returned north of 30% in the period, but lagged the industry given its lower beta posture. We continue to hold shares and believe the stock remains attractively valued with attractive assets to peers garnering a higher multiple. We are also compelled by the attractive dividend yield, recent capacity expansion, and low-cost structure. Within Industrials, our relative detraction was largely due to what we did not own within the highly cyclical parts of the industry, such as machinery and building materials, as well as our holdings that tended not to fit the high beta demand profile of the market. The bottom detractors were Lockheed Martin Corp., an aerospace and defense contractor, and FLEETCOR Technologies, a digital payment solutions company. Neither stock had any material change in the period. With respect to Lockheed Martin, we believe shares continue to be mispriced driven by unrealistic draconian concerns on defense budget spending, further supported by its competitive moat and strong balance sheet. Our case on FLEETCOR also remains intact, as we believe it is a high-quality company with impressive operating margins, and should benefit from increased travel, continued strong execution from management, and secular demand for digital payment methods.

The economy remains, in our estimation, on track for a meaningful economic recovery driven by continued vaccine deployment. This has resulted in heightened earnings and growth expectations, and declining unemployment levels, among other positive indicators. Nevertheless, the market is not always perfectly correlated to the economy. In our opinion, it has become overly optimistic as we sit at record valuation levels. Irrational speculation has been the driver of performance, as opposed to a fundamental shift in the underlying businesses. There has been a significant change in the market’s microstructure over the years (i.e., passive investing, hedge fund and algorithmic trading volumes) which creates even more

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2021
(Unaudited)

inefficiency, irrationality, and short-termism, as witnessed of late. However, we continue to believe that over longer periods of time markets generally act rationally and efficiently. With this lens, we remain incredibly optimistic for our style of value investing where the disconnect with history remains as wide as we’ve seen in our investing careers.

Respectfully submitted,

Brett P. Hawkins, CFA
Chief Investment Officer

This represents the managers’ assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-487-9386.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2021
(UNAUDITED)

SCHEDULE OF INVESTMENTS COMMON STOCK — 93.0%

	Shares	Value
COMMUNICATION SERVICES — 9.3%
Comcast, C1 A	17,500	$982,625
DISH Network, C1 A *	21,400	958,506
Liberty Media -Liberty SiriusXM, C1 C *	18,225	824,317
Verizon Communications	16,125	931,864

		3,697,312

CONSUMER DISCRETIONARY — 10.5%
Dollar Tree *	12,000	1,378,800
eBay	10,000	557,900
Fox	11,000	411,620
LKQ *	19,000	887,490
O’Reilly Automotive * TJX	1,000 5,000	552,880 355,000

		4,143,690

CONSUMER STAPLES — 7.5%
Anheuser-Busch InBev ADR	6,000	425,760
Kraft Heinz	27,100	1,118,959
Post Holdings *	12,500	1,422,250

		2,966,969

ENERGY — 4.2%
Baker Hughes, C1 A	15,000	301,200
Marathon Petroleum	8,000	445,200
Williams	38,325	933,597

		1,679,997

FINANCIALS — 21.1%
American International Group	7,000	339,150
Arch Capital Group *	29,000	1,151,590
Bank of America	24,000	972,720
Berkshire Hathaway, C1 B *	5,800	1,594,710
Charles Schwab	11,100	781,440
Fidelity National Financial	10,000	456,200
Progressive	12,600	1,269,324
Wells Fargo	28,000	1,261,400
Willis Towers Watson	2,000	517,720

		8,344,254

HEALTH CARE — 17.6%
Alexion Pharmaceuticals *	5,000	843,400
Cigna	4,709	1,172,588
CVS Health	19,200	1,466,880

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2021
(UNAUDITED)

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Laboratory Corp of America Holdings *	1,625	$432,039
McKesson	6,100	1,144,116
Merck	20,000	1,490,000
Vertex Pharmaceuticals *	2,000	436,400

		6,985,423

INDUSTRIALS — 6.5%
Lockheed Martin	4,100	1,560,296
Raytheon Technologies	12,000	998,880

		2,559,176

INFORMATION TECHNOLOGY — 11.4%
Alphabet, Cl C *	237	571,198
Applied Materials	3,000	398,130
Cisco Systems	16,000	814,560
Dell Technologies, Cl C *	9,000	884,970
FleetCor Technologies *	3,000	863,160
Intel	17,000	978,010

		4,510,028

UTILITIES — 4.9%
CenterPoint Energy	17,000	416,330
Dominion Energy	19,000	1,518,100

		1,934,430

TOTAL COMMON STOCK

(Cost $26,523,272)		36,821,279

SHORT-TERM INVESTMENT — 7.1%
Federated Government Obligations Money Market Fund, Cl I, 0.040%(A)	2,795,479	2,795,479

TOTAL SHORT-TERM INVESTMENT

(Cost $2,795,479)		2,795,479

TOTAL INVESTMENTS— 100.1%

(Cost $29,318,751)		$39,616,758

Percentages are based on Net Assets of $39,583,320.

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of April 30, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2021
(UNAUDITED)

ADR — American Depository Receipt

C1 — Class

As of April 30, 2021, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended April 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

At April 30, 2021, sector diversification of the Portfolio was as follows (Unaudited):

Sector Diversification	% of Net Assets	Value

Common Stock

Financials	21.1%	$8,344,254

Health Care	17.6	6,985,423

Information Technology	11.4	4,510,028

Consumer Discretionary	10.5	4,143,690

Communication Services	9.3	3,697,312

Consumer Staples	7.5	2,966,969

Industrials	6.5	2,559,176

Utilities	4.9	1,934,430

Energy	4.2	1,679,997

Total Common Stock	93.0	36,821,279

Short-Term Investment	7.1	2,795,479

Total Investments	100.1	39,616,758

Total Other Assets and Liabilities	(0.1)	(33,438)

Net Assets	100.0%	$39,583,320

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2021
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $29,318,751)	$39,616,758
Dividends and Interest Receivable	19,809
Prepaid Expenses	13,218

Total Assets	39,649,785

Liabilities:
Payable for Transfer Agent Fees	16,397
Payable due to Administrator	10,274
Payable for Printing Fees	8,926
Payable for Audit Fees	8,003
Payable due to Investment Adviser	6,407
Payable for Trustees’ Fees	5,559
Payable for Legal Fees	2,698
Chief Compliance Officer Fees Payable	2,141
Other Accrued Expenses	6,060

Total Liabilities	66,465

Net Assets	$39,583,320

NET ASSETS:
Paid-in-Capital	$26,262,662
Total Distributable Earnings	13,320,658

Net Assets	$39,583,320

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,627,455

Net Asset Value, Offering and Redemption Price Per Share*	$15.07

* Redemption price per share may vary depending on the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
FOR THE SIX MONTHS ENDED APRIL 30, 2021
(Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$331,773

Total Investment Income	331,773

Expenses:
Investment Advisory Fees	135,848
Administration Fees - Note 4	61,987
Trustees’ Fees	11,284
Chief Compliance Officer Fees	3,336
Transfer Agent Fees	37,612
Legal Fees	15,965
Shareholder Servicing Fees	15,712
Filing and Registration Fees	12,239
Audit Fees	8,926
Printing Fees	5,836
Custodian Fees	2,480
Other Expenses	10,478

Total Expenses	321,703

Less:
Waiver of Investment Advisory Fees - Note 5	(104,330)
Fees Paid Indirectly - Note 4	(12)

Net Expenses	217,361

Net Investment Income	114,412

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	3,002,611

Net Change in Unrealized Appreciation on Investments	8,237,687

Net Realized and Unrealized Gain on Investments	11,240,298

Net Increase in Net Assets Resulting from Operations	$11,354,710

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations:
Net Investment Income	$114,412	$229,678
Net Realized Gain on Investments	3,002,611	1,548,363
Net Change in Unrealized Appreciation (Depreciation) on Investments	8,237,687	(3,281,656)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,354,710	(1,503,615)

Distributions	(1,667,826)	(1,537,701)

Capital Share Transactions:
Issued	701,674	672,549
Reinvestment of Distributions	1,647,487	1,519,177
Redemption Fees — Note 2	—	2,163
Redeemed	(3,046,185)	(4,514,907)

Net Decrease in Net Assets from Capital Share Transactions	(697,024)	(2,321,018)

Total Increase (Decrease) in Net Assets	8,989,860	(5,362,334)

Net Assets:
Beginning of Period/Year	30,593,460	35,955,794

End of Period/Year	$39,583,320	$30,593,460

Share Transactions:
Issued	54,043	58,916
Reinvestment of Distributions	129,551	123,652
Redeemed	(225,750)	(390,465)

Net Decrease in Shares Outstanding from Share Transactions	(42,156)	(207,897)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Six Months Ended April 30, 2021 (Unaudited)	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period/Year	$11.46	$12.50	$13.69	$13.37	$13.11	$13.35

Income from Operations:
Net Investment Income(1)	0.04	0.08	0.22	0.07	0.07	0.06
Net Realized and Unrealized Gain (Loss)	4.19	(0.58)	0.39	1.35	1.56	0.55

Total from Operations	4.23	(0.50)	0.61	1.42	1.63	0.61

Dividends and Distributions:
Net Investment Income	(0.04)	(0.10)	(0.20)	(0.07)	(0.08)	(0.07)
Net Realized Gain	(0.58)	(0.44)	(1.60)	(1.03)	(1.29)	(0.78)

Total Dividends and Distributions	(0.62)	(0.54)	(1.80)	(1.10)	(1.37)	(0.85)

Redemption Fees	0.00	0.00 (2)	0.00 (2)	0.00 (2)	0.00	0.00

Net Asset Value, End of Period/Year	$15.07	$11.46	$12.50	$13.69	$13.37	$13.11

Total Return †	37.97%	(4.25% )	6.38%	11.03%	13.32%	4.88%

Ratios and Supplemental Data:
Net Assets, End of Period/Year (Thousands)	$39,583	$30,593	$35,956	$41,099	$40,234	$41,584
Ratio of Expenses to Average Net Assets(3)	1.20%*	1.20%	1.20%	1.20%	1.20%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.77%*	1.88%	1.74%	1.68%	1.63%	1.62%
Ratio of Net Investment Income to Average Net Assets	0.63%*	0.70%	1.78%	0.54%	0.56%	0.49%
Portfolio Turnover Rate	20%**	64%	46%	60%	40%	66%

*	Annualized.
**	Not Annualized.
†

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Had the Adviser not waived a portion of its expenses, total return would have been lower.

(1)	Per share calculations were performed using average shares.
(2)	Amount was less than $0.001 per share.
(3)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2021
(Unaudited)

NOTES TO THE FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 43 portfolios. The financial statements herein are those of the TS&W Equity Portfolio (the “Portfolio”), a diversified portfolio. The TS&W Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The Portfolio may change its investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio of the Trust are segregated, and a shareholder’s interest is limited to the portfolio of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio. The Portfolio is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s fair value procedures are implemented

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2021
(Unaudited)

through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

As of April 30, 2021, there were no securities valued in accordance with fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2021
(Unaudited)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2021, there have been no significant changes to the Portfolio’s fair valuation methodology.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and the current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2021, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Portfolio did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a particular portfolio are

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2021
(Unaudited)

apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 60 days. For the six months ended April 30, 2021 and the year ended October 31, 2020, the Portfolio retained fees of $0 and $2,163, respectively.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”) and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Shareholder Servicing, Distribution, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services to the Portfolio. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2021
(Unaudited)

of the Portfolio. For the six months ended April 30, 2021, the Portfolio paid $61,987 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Portfolio has adopted a shareholder servicing plan under which a shareholder servicing fee will be paid to financial intermediaries. Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolio that were serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been serviced directly through the transfer agent. All fees in excess of this amount are paid by the Adviser, an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statement of Operations as “Shareholder Servicing Fees”.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement.

The Portfolio earned cash management credits of $12 which are used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as Custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Thompson, Siegel & Walmsley LLC, (the “Adviser”), an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the average daily net assets for the Portfolio.

The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio’s total annual operating expenses from exceeding 1.20%, of the average daily net assets of the Portfolio. Refer to waiver of investment advisory fees on the Statement of Operations for fees

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2021
(Unaudited)

waived for the six months ended April 30, 2021. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses.

6.	Investment Transactions:

For the six months ended April 30, 2021, the Portfolio made purchases of $6,603,750 and sales of $9,420,546 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. During the year ended October 31, 2020, the Portfolio had no permanent differences.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total

2020	$ 280,034	$ 1,257,667	$ 1,537,701
2019	618,804	4,668,260	5,287,064

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$25,201
Undistributed Long-Term Capital Gain	1,548,258
Unrealized Appreciation	2,060,320
Other Temporary Differences	(5)

Total Distributable Earnings	$3,633,774

For Federal income tax purposes, the difference between Federal tax cost and book cost, if any, primarily relates to wash sales.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2021
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The Federal tax cost and aggregate gross unrealized appreciation and (depreciation) for the investments held by the Portfolio at April 30, 2021 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$29,318,751	$10,354,697	$(56,690)	$10,298,007

8.	Concentration/Risks:

Equity Risk - Since it purchases equity securities, the Portfolio is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

Foreign Company Risk - Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Portfolio may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Portfolio may also be subject to taxes on trading profits or on transfers of securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Market Risk - The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political,

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2021
(Unaudited)

regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

9.	Other:

At April 30, 2021, the percentage of total shares outstanding held by a limited number of shareholders for the Portfolio, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

No. of	%
Shareholders	Ownership
1	78%

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.	Subsequent Events:

On May 10, 2021, Pendal Group Limited, an Australian-based global investment management firm, announced that it had entered into an Acquisition Agreement to acquire 100% ownership interest in the Adviser (the “Transaction”). The Transaction is subject to certain conditions, including regulatory and customary approvals, and is expected to be consummated in the third quarter of 2021.

The Portfolio has evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required for the financial statement.

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THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2020 to April 30, 2021).

The table on the next page illustrates your Portfolio’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Portfolio incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s/Fund’s comparative cost by comparing the hypothetical result for your Portfolio in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Annualized Expenses Ratios	Expenses Paid During Period*
TS&W Equity Portfolio
Actual Fund Return
Institutional Shares	$1,000.00	$1,379.70	1.20%	$7.08
Hypothetical 5% Return
Institutional Shares	1,000.00	1,018.84	1.20	6.01

* Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2021

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held via videoconference on November 18, 2020 to decide whether to renew the Agreement for an additional one-year term (the “November Meeting”). The November Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the November Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the November Meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the November Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2021

transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the November Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the November Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2021

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its voluntary expense limitation and fee waiver arrangement with the Fund.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
April 30, 2021

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

TS&W Equity Portfolio

P.O. Box 219009

Kansas City, MO 64121

1-866-4TSW-FUN

Adviser:

Thompson, Siegel & Walmsley LLC

6641 W. Broad Street, Suite 600

Richmond, VA 23230

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Portfolio described.

TSW-SA-001-1000

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2021

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: July 9, 2021